Exhibit 99.3 Company Overview October 2025 NASDAQ: JBIO

Disclaimers Forward Looking Statements Certain statements in this presentation, other than purely historical information, may constitute forward-looking statements within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to the expectations, hopes, beliefs, intentions or strategies of Jade Biosciences, Inc. (“Jade”) regarding the future of its pipeline and business including, without limitation, expectations with respect to cash runway, Jade’s ability to achieve the expected benefits or opportunities with respect to JADE101, JADE201 and JADE-003, expected timelines for clinical trials and for interim data from the phase 1 clinical trial of JADE101, te expected timelines for initiating phase 1 clinical trials of JADE201 and JADE-003, the potential for JADE101 healthy volunteer data to be predictive of clinical efficacy, the potential of surrogate endpoints to support IgAN approval, the potential for the anti-APRIL class to become frontline treatment for IgAN, the potential of JADE101, JADE201 and any product candidate from the JADE-003 program to become best-in-class drugs and their potential therapeutic uses, mechanisms of action, efficacy, dosing, durability, safety profile and market opportunities. The words opportunity, potential, milestones, pipeline, can, goal, strategy, target, anticipate, achieve, believe, contemplate, continue, could, estimate, expect, intends, may, plan, possible, project, should, will, would and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Jade will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Jade's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that the ongoing trial of JADE101 and any future clinical trials may not demonstrate safety and/or efficacy; Jade may experience unanticipated costs, difficulties or delays in the product development process; JADE101, JADE201 and Jade’s future product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; risks associated with Jade’s dependence on third-party vendors for the development, manufacture and supply of its product candidates; risks relating to market conditions and the satisfaction of closing conditions of the additional financing; and the other risks, uncertainties and factors more fully described in Jade’s most recent filings with the Securities and Exchange Commission (including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025), as well as risk factors associated with companies, such as Jade, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Jade's assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Jade does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Jade. Market and Industry Data Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. Statements as to our market and competitive position data are based on market data currently available to us, as well as management’s internal analyses and assumptions regarding the Company, which involve certain assumptions and estimates. These internal analyses have not been verified by any independent sources, and there can be no assurance that the assumptions or estimates are accurate. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. As a result, we cannot guarantee the accuracy or completeness of such information contained in this presentation. 2

Jade Biosciences is advancing potentially best-in-class therapies for autoimmune diseases

Additional financing totaling $135 million in gross proceeds supports cash runway into H1 2028

MOA	Program	Candidate	Discovery	IND-enabling	Phase 1	Expected Milestones	Potential Indications
anti-APRIL	JADE-001	JADE101				• Interim Data: 1H 2026	IgAN
anti-BAFF-R	JADE-002	JADE201				• Planned FIH: 1H 2026	Multiple systemic AI diseases
Undisclosed	JADE-003	—				• Planned FIH: 1H 2027	Undisclosed

Development candidates from Paragon

Candidates designed to maximize clinical responses and allow patient friendly, infrequent dosing

Jade BIOSCIENCES

Notes: Jade has entered into exclusive license agreements with Paragon Therapeutics for JADE101 and JADE201. Jade holds an exclusive option to license JADE-003 from Paragon. Jade has not yet entered into a license agreement with respect to JADE-003.
MOA – mechanism of action; FIH – First-in-Human, IgAN - IgA nephropathy; AI – autoimmune; BAFF-R – B cell-activating factor receptor

3

JADE101: a potentially best-in-class anti-APRIL mAb for IgAN 4

Jade is developing a potentially best-in-class anti-APRIL mAb Current treatments Mechanism has Estimated Anti-APRIL do not adequately potential to be disease- class poised to be address the need for modifying, reducing $10B+ long-term disease- pathogenic IgA and frontline treatment modifying therapy in proteinuria, stabilizing for IgAN branded a typically young IgAN kidney function market in the patient population U.S. alone JADE101 is designed Biomarker-rich and Potentially Efficient to have superior highly translational HV potency and an data expected in path to PoC best-in- extended half-life for 1H26; potential for maximal efficacy & and market surrogate endpoints class convenient dosing in future trials to support IgAN profile approval HV – healthy volunteer, mAb – monoclonal antibody, PoC – proof of concept 5 5

IgAN is a $10B+ potential market, with a need for effective and convenient therapies for life-long treatment ~169K+ IgAN patients in the U.S., with 60-75% requiring IgAN is typically diagnosed in young adults; higher proteinuria treatment per international guidelines is associated with greater risk of kidney failure Lifetime risk of progression to end-stage kidney disease ~1M+ global patients, begins at low proteinuria thresholds. significant ex-U.S. market potential 0 100 200 300 400 1,300 US ’000 Patients EU Japan China 783 1,260 169 205 103 IgAN is a progressive autoimmune kidney disease requiring lifelong treatment, with significant need for well-tolerated, disease-modifying therapies that offer convenient dosing. Notes: Per KDIGO guidelines, treatment should be initiated in all cases where patients have proteinuria ≥0.5 g/day. U.S. prevalence estimate from FDA; EU prevalence estimate from EMA; Japan / China prevalence estimates from a Novartis presentation. Estimated pricing of ~$120K-$150K per year based on Filspari and Tarpeyo. 6 Sources: 2023 Pitcher (CJASN); FDA Reviews for Filspari / Tarpeyo; EMA; Novartis; 2018 Schena (Seminars in Nephrology); Reuters IgAN est. prevalence

Updated KDIGO guidelines position the anti-APRIL class as the foundational therapy in IgAN


IgAN patients at risk of progressive kidney function loss
Drivers of nephron loss
Manage the IgAN-specific drivers for nephron loss
In all patients these should be addressed simultaneously
Manage the generic response to IgAN-induced nephron loss
Treatment strategies
Reduce pathogenic forms of IgA and IgA immune complex formation
Reduce glomerular inflammation
Blood pressure control
Reduce glomerular hyperfiltration and the impact of proteinuria on the tubulointerstitium
Cardio-vascular risk reduction

KDIGO updates anticipated to increase **IgAN diagnosis**, expand **at-risk patient population** requiring treatment**, lower proteinuria target** to clinical remission, and require **targeted therapies** that **reduce pathogenic IgA.**

Expanding Patient Population

- Kidney biopsy recommended in all adults with proteinuria ≥0.5 g/d where IgAN is a possible diagnosis
- Recommends **additional treatment should be initiated in all cases** where patients have proteinuria ≥0.5 g/d

Lower Proteinuria Targets

- Establishes new treatment goal: proteinuria maintained at <0.5 g/day, **preferably <0.3 g/day**

Redefining Treatment Strategies

- New guidelines direct the use of treatments that have been **proven to reduce pathogenic forms of IgA**

Jade BIOSCIENCES

Sources: KDIGO 2025 Guidelines; 2023 Mathur (NEJM); Jade analysis
KDIGO – Kidney Disease Improving Global Outcomes

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JADE101: Ultra-high affinity, half-life extended mAb with potential for best-in-class activity and patient convenience Femtomolar APRIL Affinity + Half Life Extension Potentially best-in-class Potential for ≤ 6 injections Avoids unnecessary efficacy per year immunosuppression Minimizes burden in a typically APRIL inhibitors demonstrate Selectively targeting APRIL provides greater proteinuria reduction and young IgAN patient population disease modifying impact while increased clinical remission rates avoiding B-cell depletion associated potentially requiring life-long therapy with higher exposures and more with BAFF inhibition (no more than Q8W or less) complete APRIL suppression 8

Reducing pathogenic IgA production by plasma cells is a potentially disease-modifying approach for IgAN

Broad **B-cell depletion is ineffective** in IgAN…

- B-cell depletion with rituximab (anti-CD20) **failed to reduce Gd-IgA1, anti-Gd-IgA1 autoantibody, or proteinuria** and **did not impact eGFR**.
- BAFF neutralization (blisibimod) **did not reduce IgA or proteinuria.**



Bone marrow
Mucosa
Mucosa & bone marrow
HSC
Pro B cell
Large pre-B cell
Small pre-B cell
Immature B cell
Mature Naïve B cell
Plasma cell
Memory B cell
CD20 expression
BAFF dependency
APRIL dependency
*Gradient indicates level of receptor expression

…while **targeted plasma cell modulation is highly effective**.

- APRIL and dual APRIL/BAFF neutralization **result in significant and sustained depletion of Gd-IgA1, reduction in proteinuria, and eGFR stabilization.**



APRIL blocking therapy
APRIL
Plasma cell differentiation
Antibody class-switching
HIT 1
Production of galactose-deficient IgA1 (Gd-IgA1)
HIT 2
Synthesis of anti-Gd-IgA1 autoantibodies
HIT 3
Autoantibodies bind Gd-IgA1 to form pathogenic immune complexes
HIT 4
Deposition of immune complexes in the mesangium and initiation of kidney injury

Neutralizing APRIL depletes Gd-IgA1, reduces proteinuria, and preserves eGFR, providing a disease-modifying treatment of IgAN without impacting B-cell development and maturation.

Jade BIOSCIENCES

Sources: 2024 Cheung (Front Nephrol); 2023 Mathur (J Clin Med)

9

Selective APRIL inhibition resulted in numerically greater proteinuria reduction compared to dual APRIL/BAFF in Phase 3 IgAN trials

UPCR Δ from baseline (%, W36)

Sibeprenlimab

Δ -51%
($p < 0.0001$)


2.1
Sibeprenlimab
N=152
Placebo
N=168
-50.2

Atacicept

Δ -42%
($p < 0.0001$)


Placebo
N=95
Atacicept
N=103
-7
-46

- Studies enrolled a high-risk, global, IgAN patient population, similar to other pivotal studies.
- Active treatments were well tolerated with favorable safety profiles comparable to placebo.

Notes: Cross-trial comparisons are inherently limited and presented for hypothesis-generating purposes only. Data digitized from graphs where publications did not provide specific values.
Sources: Perkovic et al. ERA 2025 (sibeprenlimab), ORIGIN 3 clinical trial (atacicept, NCT04716231)

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Deeper APRIL suppression drives Sibeprenlimab Phase 2 Data superior clinical efficacy • Highest proteinuria reduction and rates of clinical remission (proteinuria <0.3 g/day) for sibeprenlimab were accompanied by the deepest levels of APRIL suppression. • Safety profile consistent across dose levels, with no increase in overall infections. • Sibeprenlimab Phase 3 dose approximates Phase 2 % patients < 0.3 g/day at 12M mid-dose, which did not capture the full efficacy 26% expected to be available to the mechanism of action 12% 7% 3% Placebo JADE101 has potential to more completely suppress APRIL, produce larger 2 mg/kg IV proteinuria reductions and maximize ΔUPCR (% at 36w) 4 mg/kg IV remission rates in significantly more 8 mg/kg IV 13% patients than other anti-APRIL programs in development. 50% 57% 63% 400 mg SC Phase 3 dose ~ equivalent dose (3.5 mg/kg IV) Note: Estimated sibeprenlimab Phase 3 dose (400 mg SC) based on average 85 kg IgAN patient (95% CI ~50-120 kg) and 75% bioavailability. SC – subcutaneous, IV – Intravenous 11 Source: 2023 Mathur (NEJM) PROTEINURIA APRIL

No clinical evidence that inhibiting BAFF provides additional efficacy beyond APRIL alone in IgAN Phase 2 clinical trials

	Sibeprenlimab	Zigakibart	Atacicept	Povetacicept
MoA	anti-APRIL	anti-APRIL	TACI-Fc	Engineered TACI-Fc
Status	Phase 3	Phase 3	Phase 3	Phase 3
Δ from baseline in critical disease markers *(W36 timepoint*)*	IgA 67%, Gd-IgA1 60%, UPCR 60% N=79 (4/8 mg/kg pooled)	IgA 64%, Gd-IgA1 69%, UPCR 53% N=35 (600 mg)	IgA 63%, Gd-IgA1 64%, UPCR 33% N=32 (150 mg)	IgA 65%, Gd-IgA1 69%, UPCR 59% N=9 (80 mg)
GFR stabilization	✓ (1 year)	✓ (2 years)	✓ (2 years)	✓ (1 year)
Hematuria resolution	✓	✓	✓	✓
Safety	✓ Well-tolerated, no overall ↑ infections, slight ↑ in URTIs vs. placebo	✓ Well-tolerated (no placebo), no drug discontinuations	✓ Well-tolerated, slight ↑ in infections (& URTIs) vs. placebo	✓ Well-tolerated (no placebo) 240 mg ↑ infections
Phase 3 Dosing	400 mg SC, Q4W	600 mg SC, Q2W	150 mg SC, QW	80 mg SC, Q4W

Notes: Cross-trial comparisons are inherently limited and presented for hypothesis-generating purposes only. Zigakibart IgA / Gd-IgA data at W40; UPCR data at W52 (only timepoint available); change from baseline is not placebo-controlled; N represents patients on dose(s) for which data is shown. Atacicept infections/URTIs placebo - (32%/0%), 25 mg (38%/0%), 75 mg (49%/9%), 150 mg (39%/6%). Povetacicept infection rates: Grade 1/2/≥3 – 80 mg 10%/5%/0%, 240 mg 18%/27%/3%. Sibeprenlimab infections/URTIs placebo - (55%/0%), 2 mg/kg (39.5%/8%), 4 mg/kg (56%/12%), 8 mg /kg (53%/5%). Sources: 2023 Mathur (NEJM); 2024 Barratt (ERA Presentation); VERA January 2024 R&D Day; ALPN 2024 WCN Investor Update; 2024 Madan (ASN Presentation)

Jade BIOSCIENCES

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BAFF inhibition is accompanied by the potential for significant long-term B cell depletion Long-term BAFF inhibition … whereas chronic APRIL inhibition significantly depletes B cells… does not impact circulating lymphocytes Zigakibart 9 Lymphocytes (10 /L) ~7-year belimumab data in SLE shows long-term BAFF inhibition lowers CD19+ B cells by ~80% Long-term BAFF suppression, in an otherwise young and healthy patient population, is unnecessary given equivalent efficacy in IgAN from anti-APRILs and TACI-Fcs observed to date. 13 Sources: 2022 Struemper (Lupus Sci Med);2025 Barratt (Kidney International)

Potentially best-in-class properties of JADE101 Ultra-high (fM) APRIL binding affinity Novel IP for composition • Binds APRIL to neutralize activity of matter into mid-2040s • Greater APRIL binding affinity than sibeprenlimab, zigakibart, povetacicept and atacicept De novo antibody discovery Half-life extension through campaign pursued to achieve fully- validated YTE Fc human, potentially best-in-class modification mAb • Longer exposure intended to maximize efficacy and reduce dosing frequency Effector-null human IgG1 Fc Notes; Paragon has filed provisional patent applications covering the subject matter of JADE101, which we have exclusively licensed from Paragon. No head-to-head clinical trials have been conducted between JADE101 and the referenced drug candidates. Cross-trial comparisons are inherently limited and presented for hypothesis-generating purposes only. 14 14 fM – femtomolar

JADE101 has femtomolar affinity and a slow off-rate that is superior to other anti-APRILs currently in development APRIL affinity by SPR is highly predictive of in vivo APRIL affinity by SPR is highly predictive of potency to lower serum IgA in humans in vivo potency to lower serum IgA in humans 1000 Ataci Ziga 100 Sibe 2 R = 0.9987 10 Pove 1 0.1 1 10 100 1000 EC (ηM) 50 Source: Internal data; Benchmarks manufactured based on publicly available sequences. Atacicept APRIL KD 672 pM (Vera internal data). IgA EC estimates calculated using compartmental PK models 50 linked to indirect response models to describe IgA kinetics built using published PK and IgA concentration-time profiles for each molecule. Sibeprenlimab: Mathur, 2022 and Zhang, 2023; Ziga: ASN, 15 2021/2022 and WCN, 2021; Povetacicept: Davies, 2024; Atacicept: Willen, 2020, Nestorov, 2008/2010, Munafo, 2007). These data are derived from different trials at different points in time, with differences in trial design and populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials of JADE101 and other agents have been conducted. KD(pM)

JADE101 avoids high molecular weight complex formation


High MW Complex
anti-APRIL
APRIL
Rapid Clearance / TMDD
Plasma Concentration
Time
ADAs
APRIL
ADA
anti-APRIL
Tissue Damage
Complement Activation
Tissue Accumulation

High MW complex formation can occur with mAbs binding trimeric proteins, such as APRIL. Avoiding high MW complexes potentially mitigates risks of immunogenicity and target mediated drug disposition (TMDD).

MW - molecular weight, mAbs – monoclonal antibodies
Source: Filbert et al. ERA 2025 (JADE101)

Jade BIOSCIENCES
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JADE101 exhibits a highly differentiated NHP PK/PD profile

>3X increased half-life compared to sibeprenlimab* in NHPs



YTE-Sibe, 30 mg/kg IV
Sibeprenlimab, 30 mg/kg IV
JADE101, 4 mg/kg IV (low dose)
JADE101, 30 mg/kg IV
Sibe/YTE-Sibe TMDD
JADE101 TMDD
T1/2 ~27d
T1/2 ~7d
Mean (+SD) Concentration (µg/mL)
1000
100
10
1
0.1
0.01
0
14
28
42
56
70
84
98
112
126
140
154
168
182
196
210
Nominal Time (day)

Accompanied by **deep and prolonged IgA reduction**



YTE-Sibe, 30 mg/kg IV
Sibeprenlimab, 30 mg/kg IV
JADE101, 4 mg/kg IV
JADE101, 30 mg/kg IV
Mean (+SE) IgA CFB (%)
10
0
-10
-20
-30
-40
-50
-60
-70
-80
0
21
42
63
84
105
126
147
168
189
210
Nominal Time (day)

JADE101 has the potential to extend dosing interval through low clearance via half-life extension, target-mediated drug disposition mitigation & ultra-high (fM) human affinity.

*Sibeprenlimab generated from publicly available sequence. YTE-Sibe was engineered on the IgG1 framework. Confirmed ADA+ samples excluded.
No head-to-head clinical trials have been conducted between JADE101 and the referenced drug candidates. NHP - Non-human Primates, IV – Intravenous

17

Phase 1 JADE101 healthy volunteer trial ongoing; interim, biomarker-rich clinical data expected in H1 2026

Phase 1 Study Design

Randomized, double-blind, placebo-controlled SAD study
SC administration in healthy adult volunteers (n=32)


SC Dose 4:
N = 6:2
SC Dose 3:
N = 6:2
SC Dose 2:
N = 6:2
SC Dose 1:
N = 6:2

Endpoints

Primary

- Safety and tolerability

Secondary & Exploratory

- Pharmacokinetics
- Pharmacodynamics (APRIL, IgA, immunoglobulins)
- Immunogenicity

Follow Up

Half-life extended antibodies require extended follow up for full characterization (~1-year) and provide exposures that exceed those observed in MAD studies with typical mAbs.

Depth and duration of APRIL inhibition anticipated to **predict clinical activity**, reflect **disease-modifying potential**, and **define dose and dose interval for IgAN patient trials**

Notes: ClinicalTrials.gov ID: NCT07059312. Numbers presented as subjects receiving JADE101 relative to placebo. Each cohort to include a sentinel group, n = 2 (1 JADE101, 1 placebo); remainder dosed after safety clearance.
SAD – Single Ascending Dose, MAD – Multiple Ascending Dose, SC - Subcutaneous

Jade BIOSCIENCES
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Anticipated HV data potentially positions JADE101 for accelerated development in IgAN

PK, APRIL and IgA HV data will define the dose and schedule designed to fully suppress APRIL throughout the dosing interval in IgAN patients.

MOA	Candidate	Phase 1	Interim FIH Data	Potential Indications
anti-APRIL	JADE101	Ongoing	1H 2026	IgAN

- Anti-APRIL MOA provides **biomarker rich-data expected to be predictive of clinical efficacy**
- **Consistent PK/PD** relationships in **HV and IgAN patients**
  - HV PK highly predictive of IgAN PK and directly linked to APRIL suppression
  - HV IgA reduction expected to highly correlate with IgAN IgA reduction
  - Early IgA response expected to highly correlate with future UPCR reduction in IgAN


Healthy Volunteers (HV)
PK
APRIL
IgA
UPCR
IgAN Patients

Sources: Zigakibart: (ASN 2021/2022 and WCN2021). Sibeprenlimab: Mathur 2022 (KI Reports) for Phase 1. Chan 2023 (KI Reports) for Phase 2 IgA; Mathur 2024 (NEJM) for Phase 2 UPCR. Povetacicept: Davies 2024 (Clin Transl Sci) for Phase 1. Madan 2024 (ASN) for Phase 2. Atacicept: Willen 2020 (European Journal of Drug Metabolism and Pharmacokinetics) for Phase 1. Zigakibart: Lo 2020 (ASN) for Phase 1. Barratt 2023 (ERA) for Phase 2 IgA, Barratt 2024 (ASN abstract) for Phase 2 UPCR. Floege 2024 (ERA) for Phase 2. Mezagitamab: December 2024 Takeda SEC from 6-K for Phase 2.
PD – pharmacodynamics, UPCR - urine protein-to-creatinine ratio

Jade BIOSCIENCES
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Biomarker-rich, directly translational HV data supports the potential to accelerate clinical development

IgA reduction in HVs is **highly correlated** with IgA reduction in IgAN patients at **multiple time points**…

…and **early IgA reduction** further correlates with **W36 UPCR reduction**, the anticipated endpoint for accelerated approval

IgAN Patients VS **Healthy Volunteers**

IgAN Patients



R²=0.86
IgAN IgA Δ from baseline (%)
HV IgA Δ from baseline (%)
0
-20
-40
-60
wk2
wk4
wk6
wk8
R²=0.79
IgAN IgA Δ from baseline (%, W8)
IgAN UPCR Δ from baseline (%, W36)
Sibeprenlimab Pooled
Sibeprenlimab Placebo
Povetacicept 80 mg
Povetacicept 240 mg
Atacicept Placebo
Atacicept 25 mg
Atacicept 75 mg
Atacicept 150 mg
Zigakibart 600 mg
Felzartamab 16 mg/kg 9 doses
Mezagitamab 600 mg 16 doses

Notes: Sibeprenlimab IgAN IgA reductions (LHS) are average of 4 mg/kg and 8 mg/kg cohorts (HV data is from 6 mg/kg cohort); the two cohorts saw effectively equivalent IgA reduction at W4 and W8. Zigakibart UPCR data is at 52W. Atacicept IgAN W8 is average of W4 and W12 datapoints. Trend lines are best linear fit.
Sources: 2022 Mathur (KI Reports); 2023 Mathur (NEJM); 2020 Lo (ASN Presentation); 2023 Barratt (ERA Poster); 2024 Barratt (ERA Presentation); 2022 Dillon (ASN Poster); 2024 Tumlin (WCN Presentation); Anthera 2017 10-K; 2024 Lafayette (KI Reports); 2024 Madan (ASN Presentation)

Jade BIOSCIENCES | 20

Minimizing injection burden for patients is a critical advantage in lifelong IgAN treatment

- IgAN typically affects young adults who may require lifelong therapy
- Fewer subcutaneous injections ease burden, improve adherence, and give patients more freedom
- Dose and dose frequency driven by potency, half-life, and TMDD threshold

With ultra-high affinity and extended half-life, **JADE101 has potential to offer best-in-class efficacy with the fewest injections.**

Reducing injection frequency is anticipated to be a valuable choice driver

	JADE101	Sibeprenlimab	Atacicept	Povetacicept	Zigakibart
Target	APRIL	APRIL	APRIL + BAFF	APRIL + BAFF	APRIL
Format	mAb	mAb	Fc-fusion	Fc-fusion	mAb
APRIL K_D (pM)	0.046 pM	34.7 pM	672 pM	0.89 pM	94.4 pM
Human $T_{1/2}$ (days)	TBD	~23 days	~6.7 days	~3.7 days	~20 days
Dose (mg)	TBD	400 mg	150 mg	80 mg	600 mg
Dose Frequency	Anticipated to be Q8W+	Q4W	QW	Q4W	Q2W
Volume	Anticipated to be 2ml	2ml	1ml	1ml	2 x 2ml
Injections per year	6 injections or less	12 injections	52 injections	12 injections	52 injections
Injections / 10 years	≤ 60	120	520	120	520

Source: Filbert et al. ERA 2025 (JADE101), Perkovic et al. ERA 2025 (sibeprenlimab), ORIGIN 3 clinical trial (atacicept, NCT04716231), Davies, 2024 (Povetacicept), Barratt et al. ERA 2025 (Zigakibart)

Jade Biosciences | 21

JADE201: afucosylated anti-BAFF-R mAb 22

JADE201, a potentially best-in-class afucosylated anti-BAFF-R mAb with dual MOA B cell depletion to treat autoimmune diseases

- B cell depletion has proven effective in autoimmune disease, but existing therapies like rituximab and anti-CD19 agents face limits:

Incomplete B cell depletion due to low target receptor expression on some B cell subsets or paucity of effector cells to mediate killing[1]	**Sparing pathogenic autoantibody producing cells**, including plasmablasts	Residual B cells in secondary lymphoid tissues and/or **ineffective depletion of B cells in ectopic lymphoid tissue** after treatment[2]	**Resistance mechanisms**, including increased BAFF expression following treatment with rituximab[3]

- Resistance mechanisms, particularly elevated BAFF after anti-CD20 therapy, enable autoreactive B cells to repopulate, undermining durability
- Ianalumab, an afucosylated anti-BAFF-R, provided proof-of-concept for overcoming these barriers, including clinical tissue B cell depletion[4]

JADE201 builds on ianalumab's proof-of-concept, adding HLE for expected improved durability, less frequent dosing, and potentially best-in-class profile.

Sources: 1. Merino-Vico Euro J Immunol 2023; 2. Ramwadhdoebe Rheumatology 2019; 3. Daneshvar E Int J Derm 2023; 4. Cornec, ACR Convergence 2025.
HLE – half-life extension.

Jade BIOSCIENCES 23

JADE201's dual MOA expected to deliver deeper, more durable B cell depletion B Cell Inhibition and Depletion by BAFF Starvation Direct Cytotoxicity via Enhanced Effector Function • Mechanism works in context of low receptor • Validated mechanism that induces rapid B cell expression depletion • Relevant in secondary and ectopic lymphoid • Enhanced cytotoxicity by ADCC tissues where effector cells may be scarce • Potent depletion of circulating B cells • Avoids B cell repopulation and resistance due to increased BAFF expression following B cell depletion with anti-CD20 agents ADCC – antibody-dependent cellular cytotoxicity 24

Potentially best-in-class properties of JADE201 Binds BAFF-R broadly expressed on B cells • Enhanced ADCC activity on B cells similar to ianalumab • Blocks BAFF activity similar to ianalumab HLE via Fc LS mutation • Predicted to match, with potential for improved clinical activity due to increased exposure compared to ianalumab with less Novel IP for COM into mid 2040s frequent dosing afucosylated for enhanced ADCC 25

JADE201 retains high BAFF-R binding affinity and functional activity in preclinical studies

BAFF-R Binding (HEK Cells)



15000
10000
5000
0
MFI
0.0001
0.01
1
100
Ab Conc. (nM)
EC50 (nM)
ianalumab 1.65
JADE201 1.87

BAFF-R Blockade (Competition ELISA)



120
100
80
60
40
20
0
-20
Inhibition %
1
10
100
Ab Conc. (nM)
IC50 (nM)
ianalumab 2.01
JADE201 2.04

ADCC Activity – Primary human CD19+ B Cells



3000
2000
1000
0
Live B cells (count)
0
0
10
100
1000
10
100
1000
Antibody Concentration (pM)
Media
Vehicle (0.1% PBS)
ianalumab
JADE201

Additional Attributes Similar Between Clones

- Affinity to human/cyno BAFF-R by SPR
- BAFF-R binding (Raji B cells)
- FcR binding (excluding FcRn*)
- C1q binding
- ADCC activity on Raji B cells

*LS mutation ~10x higher affinity to FcRn. Note: These data are derived from different studies at different points in time, with differences in methodology, design and populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials of JADE201 and other agents have been conducted.

Jade BIOSCIENCES
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JADE201 demonstrates deep B cell depletion in NHPs JADE201 PK BAFF-Receptor Occupancy B Cell Depletion PK Receptor Occupancy B Cell Depletion 1000000 120 140 0.001mg/kg 0.001mg/kg 100000 100 120 0.01mg/kg 0.01mg/kg 10000 80 0.1mg/kg 100 0.1mg/kg 1000 1mg/kg 60 80 1mg/kg 10mg/kg 100 40 10mg/kg 60 10 20 40 1 0 20 0.1 -20 0.01 0 -40 Timepoints Timepoints Time Post-Treatment JADE201 demonstrates dose-dependent PK. Rapid RO observed with complete RO achieved at doses above 1 mg/kg. Deep and sustained B cell depletion achieved after single dose of JADE201 in NHPs. Notes: ADA+ not yet ID and excluded. Accelerated recovery at 10 mg/kg v 1 mg/kg potentially related to ADA or hook effect. 27 Predose 8h 24h D2 D4 D7 D14 D21 D28 D35 D42 D49 D56 D63 D77 D91 D105 D119 -1h 10 min 1h 4h 8h 24h D2 D3 D4 D7 D10 D14 D18 D21 D28 D35 D42 D49 D56 -1hr 10min 1hr 4hr 8hr Day 1 Day 2 Day 3 Day 4 Day 7 Day 10 Day 14 JADE201 Concentration (ng/ml) BAFF RO on B Cells (% Mean±SEM) Mean (±SEM) B Cell Density (count/ul) CFB (%)

JADE201 demonstrates a differentiated NHP PK profile from ianalumab

>2X HLE demonstrated in NHPs


Ianalumab, 30 mg/kg IV
JADE201, 30 mg/kg IV
JADE201 NHP
$t_{1/2}$ = 5.4 days
$t_{1/2}$ = 2.7 days
Mean (+SD) Concentration (µg/ml)
1000
100
10
1
0.1
0.01
0
7
14
21
28
35
Nominal Time (day)

HLE has potential to provide sustained BAFF receptor occupancy and improved clinical response

- Ianalumab has an observed human $T_{1/2}$ ~ 10 days
- JADE201 with HLE has the potential to provide complete BAFF-R coverage for an extended duration
  - Potential for deeper, more durable clinical responses
  - Extended dosing interval providing a more convenient, infrequent SC dosing profile

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Note: Individual NHP time points that appear to be impacted by ADA excluded from half-life determinations and mean concentration-time plots.
These data are derived from different studies at different points in time, with differences in methodology, design and populations. As a result, cross-trial comparisons cannot be made, and No head-to-head clinical trials of JADE201 and other agents have been conducted.

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JADE201 first-in-human trial in rheumatoid arthritis patients on track to begin in H1 2026

Phase 1 Study Design

Randomized, double-blind, placebo-controlled SAD study SC administration in adults (n=36) with rheumatoid arthritis.

SC Dose 6: N = 5:1

SC Dose 5: N = 5:1

SC Dose 4: N = 5:1

SC Dose 3: N = 5:1

SC Dose 2: N = 5:1

SC Dose 1: N = 5:1

Endpoints

Primary

- Safety and tolerability

Secondary & Exploratory

- Pharmacokinetics
- Pharmacodynamics
- Immunogenicity
- B-cell depletion
- DAS28

JADE201 preclinical profile supports potential for best-in-class clinical efficacy with convenient, patient-friendly dosing

Notes: Numbers presented as subjects receiving JADE201 relative to placebo. Each cohort to include a sentinel group, n = 2 (1 JADE201, 1 placebo); remainder dosed after safety clearance.
DAS – Disease Activity Score

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JADE201 profile expected to enable broad opportunity in multiple indications, including potential best-in-class and first-in-class

Rheumatology
- ANCA – Associated Vasculitis
- Autoimmune Myositis
- Rheumatoid Arthritis
- Sjogren's Disease*
- Systemic Lupus Erythematosus*
- Systemic Sclerosis *

Neurology
- Multiple Sclerosis
- Myasthenia Gravis
- Neuromyelitis Opica Spectrum Disorder

Gastroenterology
- Autoimmune Hepatitis
- Primary Biliary Cholangitis

Nephrology
- Primary Membranous Nephropathy
- Lupus Nephritis*

Dermatology
- Hidradenitis Suppurativa
- Bullous Pemphigoid
- Pemphigus

Hematology
- Idiopathic Thrombocytopenic Purpura (ITP)*
- Warm AIHA*

Endocrinology
- Grave's Disease
- Thyroid Eye Disease

Approximately 17 million patients and a total addressable market of over $80bn across potential indications

Source: GlobalData and other publicly available sources (2025 forecasted sales for approved systemic advanced therapies in US/EU5/JP). *Ianalumab ongoing phase 3 study; Primary endpoint met in ianalumab Phase 3 studies in Sjogren's Disease and ITP.

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Pipeline beyond JADE101 & JADE201 31

Additional Jade programs expected to focus on best-in-class product profiles in high-value autoimmune indications Autoimmune Potentially best- Potential rapid Limited Jade team indications with in-class and path to clinical competition expertise significant best-in- PoC expected market indication opportunity product profile Evaluating additional opportunities to build pipeline of potentially best-in- class autoimmune therapies. 32

Jade Biosciences is advancing potentially best-in-class therapies for autoimmune diseases

Additional financing totaling $135 million in gross proceeds supports cash runway into H1 2028

MOA	Program	Candidate	Discovery	IND-enabling	Phase 1	Expected Milestones	Potential Indications
anti-APRIL	JADE-001	JADE101				• Interim Data: 1H 2026	IgAN
anti-BAFF-R	JADE-002	JADE201				• Planned FIH: 1H 2026	Multiple systemic AI diseases
Undisclosed	JADE-003	—				• Planned FIH: 1H 2027	Undisclosed

Development candidates from Paragon

Candidates designed to maximize clinical responses and allow patient friendly, infrequent dosing

Notes: Jade has entered into exclusive license agreements with Paragon Therapeutics for JADE101 and JAD2E01. Jade holds an exclusive option to license JADE-003 from Paragon. Jade has not yet entered into a license agreement with respect to JADE-003.

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Current capitalization Number of Shares* Common stock Shares outstanding 45,994,894 Preferred stock (as converted to 12,622,000 common stock) Common stock equivalents Pre-funded warrants 8,777,486 Common stock & common Total outstanding 67,394,380 stock equivalents *As of October 6, 2025 34

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